UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 30, 2004

IndyMac Bancorp, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-08972	95-3983415

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

155 North Lake Avenue Pasadena, California (Address of principal executive offices)	91101-7211 (Zip code)

Registrant’s telephone number, including area code:
(800) 669-2300

Item 12. Results of Operation and Financial Condition.
SIGNATURE
EXHIBIT INDEX
Exhibit 99.1
Exhibit 99.2

INDYMAC BANCORP, INC.

FORM 8-K CURRENT REPORT
July 30, 2004

Item 12. Results of Operation and Financial Condition.

     On July 30, 2004, IndyMac Bancorp, Inc., a Delaware corporation (the “Company”), issued an earnings press release announcing its results of operations and financial condition for the quarter ended June 30, 2004. A copy of the Company’s press release is furnished as Exhibit 99.1 hereto.

     On July 30, 2004, the Company, will host a live webcast presentation in connection with its quarterly release of earnings. A copy of the Company’s webcast presentation is furnished as Exhibit 99.2 hereto.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized, in the City of Pasadena, State of California, on July 30, 2004.

INDYMAC BANCORP, INC. (Registrant)
Date: July 30, 2004	By:	/s/ Scott Keys
Scott Keys
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

EXHIBIT
NUMBER	DESCRIPTION
99.1	IndyMac Bancorp, Inc. press release dated July 30, 2004.

99.2	IndyMac Bancorp, Inc. webcast presentation dated July 30, 2004.